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                       SECURITIES AND EXCHANGE COMMISSION

                                WASHINGTON, D.C.

          ------------------------------------------------------------


                                    FORM 8-K

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event report) December 5, 1999

                              CEC PROPERTIES, INC.
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             [Exact Name or Registrant as specified in its Charter]


        Delaware                           0-188                 13-1919940
        --------                           -----                 ----------
[State or other jurisdiction       [Commission File No.]       [IRS Employer
     of incorporation]                                       Identification No.]

      1500 W. Balboa Boulevard, Suite 201, Newport Beach, California 92663
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               [Address of principal executive officers; ZIP Code]



         Registrant's Telephone No., including Area Code: (949) 673-2282



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                  Former address, if changed since last report





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Item 4            Changes in Registrant's Certifying Accountants
------            ----------------------------------------------

                  (a) See Registrant's Form 8-K for the event reported November 30, 1999.

                  (b) As of December 5, 1999, Corbin & Wertz has been engaged to audit Registrant. Prior to engaging Corbin & Wertz, neither Registrant nor someone on its behalf consulted Corbin & Wertz, regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Registrant's financial statements, or (ii) any matter that was either the subject of a disagreement or a reportable event.

Item 7            Financial Statements, Pro Forma Financial Information and
------            Exhibits.
                  --------------------------------------------------------------

                  (c) Exhibits. The following exhibits are furnished with this Current Report.

                      Exhibit No.     Document
                      -----------     --------
                         16           Letters re Change in Certifying Accountant



                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      CEC PROPERTIES, INC.


Dated: December 9, 1999               By: /s/ Paul Balalis
                                         ---------------------------------------
                                         Paul Balalis, President

                                      By: /s/ Donald Norbury
                                         ---------------------------------------
                                         Donald Norbury, Chief Financial Officer